Exhibit 10.20

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

        AMENDMENT NO. 3 dated as of September 9, 1998 among PERINI CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (collectively, the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of January 17, 1997 (as heretofore amended, the "Credit Agreement");

        WHEREAS, the Borrower has requested an amendment to the covenant limiting Real Estate Investments contained in Section 5.15 of the Credit Agreement;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

        SECTION 2.  Amendment  of Covenant  Limiting  Real  Estate  Investments.
Section 5.15 of the Credit Agreement is amended to change the maximum amount of Real Estate Investments permitted during the fiscal year ended December 31, 1998 from $5,850,000 to $7,650,000 and (b) to decrease the maximum amount of Real Estate Investments permitted during the fiscal year ended December 31, 1999 from $3,000,000 to $1,300,000.

        SECTION 3. Representations and Warranties Correct; No Default. The Borrower and each Subsidiary Guarantor represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no Default under the Credit Agreement exists.

        SECTION 4. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement or of any other Financing
Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

        SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 7. Consent by Subsidiary Guarantors. By signing this Amendment below, each Subsidiary Guarantor affirms its obligations under the Subsidiary Guarantee Agreement and acknowledges that this Amendment shall not alter, release, discharge or otherwise affect any of such obligations, all of which shall remain in full force and effect and are hereby ratified and confirmed in all respects.



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                                                                   Exhibit 10.20


        SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received: (a) dully executed counterparts hereof signed by the Borrower, the Required Banks, the Agent and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (b) for the account of each Bank, the fee required to be paid under Section 3 of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


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